EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc

as of October 28, 2015

FUND	INCEPTION DATE
WisdomTree Total Dividend Fund	06/16/2006

WisdomTree High Dividend Fund	06/16/2006

WisdomTree International Equity Fund	06/16/2006

WisdomTree International High Dividend Fund	06/16/2006

WisdomTree Asia-Pacific ex-Japan Fund	06/16/2006

WisdomTree Australia Dividend Fund	06/16/2006

WisdomTree Global High Dividend Fund	06/16/2006

WisdomTree Japan Hedged Equity Fund	06/16/2006

WisdomTree Global ex-US Quality Dividend Growth Fund	06/16/2006

WisdomTree Dividend ex-Financials Fund	06/16/2006

WisdomTree LargeCap Dividend Fund	06/16/2006

WisdomTree MidCap Dividend Fund	06/16/2006

WisdomTree SmallCap Dividend Fund	06/16/2006

WisdomTree Japan SmallCap Dividend Fund	06/16/2006

WisdomTree Europe SmallCap Dividend Fund	06/16/2006

WisdomTree International LargeCap Dividend Fund	06/16/2006

WisdomTree International Dividend ex-Financials Fund	06/16/2006

WisdomTree International MidCap Dividend Fund	06/16/2006

WisdomTree International SmallCap Dividend Fund	06/16/2006

WisdomTree Commodity Country Equity Fund	10/13/2006

WisdomTree Global Natural Resources Fund	10/13/2006

WisdomTree Global ex-US Utilities Fund	10/13/2006

WisdomTree Total Earnings Fund	02/23/2007

WisdomTree Earnings 500 Fund	02/23/2007

WisdomTree MidCap Earnings Fund	02/23/2007

WisdomTree SmallCap Earnings Fund	02/23/2007

WisdomTree LargeCap Value Fund	02/23/2007

WisdomTree Global ex-US Real Estate Fund	06/05/2007

WisdomTree India Earnings Fund	02/22/2008

WisdomTree Emerging Markets High Dividend Fund	07/13/2007

WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/2007

WisdomTree Middle East Dividend Fund	07/16/2008

WisdomTree Europe Hedged Equity Fund	12/31/2009

WisdomTree Emerging Currency Strategy Fund	05/05/2009

WisdomTree Brazilian Real Strategy Fund	05/14/2008

WisdomTree Chinese Yuan Strategy Fund	05/14/2008

WisdomTree Indian Rupee Strategy Fund	05/14/2008

WisdomTree Australia & New Zealand Debt Fund	06/25/2008

WisdomTree Emerging Markets Local Debt Fund	08/05/2010

WisdomTree Commodity Currency Strategy Fund	09/24/2010

WisdomTree Managed Futures Strategy Fund	01/05/2011

WisdomTree Asia Local Debt	03/17/2011

WisdomTree Global Real Return	07/14/2011

WisdomTree Emerging Markets Corporate Bond Fund	03/08/2012

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc

as of October 28, 2015

FUND	INCEPTION DATE
WisdomTree China ex-State-Owned Enterprises Fund	09/19/2012

WisdomTree Strategic Corporate Bond Fund	01/31/2013

WisdomTree U.S. Quality Dividend Growth Fund	05/22/2013

WisdomTree United Kingdom Hedged Equity Fund	06/28/2013

WisdomTree Japan Hedged SmallCap Equity Fund	06/28/2013

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	07/25/2013

WisdomTree Emerging Markets Quality Dividend Growth Fund	08/01/2013

WisdomTree Emerging Markets Consumer Growth Fund	09/27/2013

WisdomTree Germany Hedged Equity Fund	10/17/2013

WisdomTree Korea Hedged Equity Fund	11/07/2013

WisdomTree Japan Interest Rate Strategy Fund	12/18/2013

WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/2013

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	12/18/2013

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	12/18/2013

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration	12/18/2013

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration	12/18/2013

WisdomTree Bloomberg Floating Rate Treasury Fund	02/04/2014

WisdomTree Japan Hedged Real Estate Fund	04/08/2014

WisdomTree Japan Hedged Financials Fund	04/08/2014

WisdomTree Japan Hedged Capital Goods Fund	04/08/2014

WisdomTree Japan Hedged Health Care Fund	04/08/2014

WisdomTree Japan Hedged Tech, Media and Telecom Fund	04/08/2014

WisdomTree Europe Quality Dividend Growth Fund	05/07/2014

WisdomTree International Hedged Quality Dividend Growth Fund	05/07/2014

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/2014

WisdomTree Europe Hedged SmallCap Equity Fund	03/04/2015

WisdomTree Japan Hedged Quality Dividend Growth Fund	04/09/2015

WisdomTree Western Asset Unconstrained Bond Fund	06/11/2015

WisdomTree Japan Quality Dividend Growth Fund	05/28/2015

WisdomTree International Hedged SmallCap Dividend Fund	06/04/2015

WisdomTree Global ex-U.S. Hedged Dividend Fund	06/04/2015

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund	07/09/2015

WisdomTree International Hedged Equity Fund	07/09/2015

WisdomTree Strong Dollar U.S. Equity Fund	07/21/2015

WisdomTree Weak Dollar U.S. Equity Fund	07/21/2015

WisdomTree Strong Dollar Emerging Markets Equity Fund	10/29/2015

WisdomTree Europe Local Recovery Fund	10/29/2015

WisdomTree Global ex-U.S. Hedged Real Estate Fund	10/29/2015

WisdomTree Global SmallCap Dividend Fund	11/ /2015

WisdomTree Global Hedged SmallCap Dividend Fund	11/ /2015

WisdomTree Trust	WisdomTree Asset Management, Inc.

/s/ Jonathan Steinberg	/s/ Gregory Barton
Signature	Signature
Jonathan Steinberg	Gregory Barton
President	Chief Operating Officer

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